UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2023

Savmobi Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-206804	47-3240707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building B8, China Zhigu, Yinhu Street, Fuyang District

Hangzhou, Zhejiang, China

(Address of principal executive offices (zip code))

+86 57187197085

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 6, 2023, Savmobi Technology, Inc. (the “Company”) terminated its engagement with JLKZ CPA LLP (“JLKZ”), the Registrant’s prior independent registered public accounting firm, and thereafter provided JLKZ with its disclosures in the Current Report on Form 8-K disclosing the termination of the engagement of JLKZ and requested in writing that JLKZ furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. JLKZ’s response is filed as an exhibit to this Current Report on Form 8-K.

The auditor reports by JLKZ contained in the financial statements of the Company for the years ended December 31, 2021 and 2020, filed as part of the annual reports on Form 10-K for the years ended May 31, 2022 and 2021, did not contain an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the Company’s ability to continue as a going concern. There had been no disagreements with JLKZ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended May 31, 2022 and 2021, nor in the subsequent periods through January 6, 2023.

On January 6, 2023, the Board of Directors of the Company engaged PAN-CHINA SINGAPORE PAC (“PCSP”) as its independent accountant to provide auditing services for going forward for the Company. The Company has terminated the engagement of JLKZ. The decision to hire PCSP was approved by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter dated January 6, 2023 from JLKZ CPA LLP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAVMOBI TECHNOLOGY, INC.

Date: January 6, 2023	/s/ Chen Xinxin
	By:	Chen Xinxin, Chief Executive Officer